Supplement to the
Fidelity Advisor Government Income Fund
Class A, Class T, Class B, and Class C
October 23, 2009
Prospectus

Effective December 1, 2009, the following information replaces the biographical information for William Irving found in the "Fund Management" section beginning on page 23.

William Irving is lead manager of the fund, which he has managed since January 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

Franco Castagliuolo is co-manager of the fund, which he has managed since December 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has served as a research associate and portfolio manager.

AGVT-09-02 December 8, 2009
1.842500.106

Supplement to the
Fidelity Advisor Government Income Fund
Institutional Class
October 23, 2009
Prospectus

Effective December 1, 2009, the following information replaces the biographical information for William Irving found in the "Fund Management" section beginning on page 22.

William Irving is lead manager of the fund, which he has managed since January 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

Franco Castagliuolo is co-manager of the fund, which he has managed since December 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has served as a research associate and portfolio manager.

AGVTI-09-02 December 8, 2009
1.842501.103